                                                                     Exhibit 4.1

COMMON STOCK                                                       COMMON STOCK
NUMBER                                                               SHARES
                            [MICRUS CORPORATION LOGO]

                                                                                               CUSIP ________
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                          SEE REVERSE FOR
                                                                                         CERTAIN RESTRICTIONS

This Certifies that




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                              $0.01 PAR VALUE, OF

                               MICRUS CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated _________________________

                      [MICRUS CORPORATION Corporate Seal]

By_________________                                           By_______________
SECRETARY                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                   COUNTERSIGNED AND REGISTERED:
                                                 U.S. STOCK TRANSFER CORPORATION

                                                    TRANSFER AGENT AND REGISTRAR

                                               BY_______________________________
                                                            AUTHORIZED SIGNATURE

                               MICRUS CORPORATION

      The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --   as tenants in common                              UNIF GIFT MIN ACT        --        __________ Custodian _________
TEN ENT --   as tenants by the entireties                                                           (Cust)              (Minor)
JT TEN --    as joint tenants with right of                                                       under Uniform Trans to Minors Act
             survivorship and not as tenants
             in common                                                                            ____________________________
                                                                                                                  (State)

                                                        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                             Shares
-----------------------------------------------------------------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                           Attorney
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to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated:
      -------------------------------------------------------------

                                                                   X
                                                                   ----------------------------------------------------------------

                                                                   X
                                                                   ----------------------------------------------------------------
                                  NOTICE:       THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:



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